                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                  FORM 8-K/A


                               AMENDMENT NO. 2


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):  December 6, 1994




                               APACHE CORPORATION
             (Exact name of registrant as specified in its charter)




DELAWARE                                  1-4300                      41-0747868
(State or other jurisdiction           (Commission              (I.R.S. Employer
of incorporation)                      File Number)               Identification
                                                                         Number)




                            2000 POST OAK BOULEVARD
                                   SUITE 100
                           HOUSTON, TEXAS  77056-4400
                    (Address of Principal Executive Offices)

      Registrant's telephone number, including area code:  (713) 296-6000

ITEM 5.  OTHER EVENTS

         On December 6, 1994, Apache Corporation ("Apache") announced the issuance of up to $172.5 million principal amount of 6% Convertible Subordinated Debentures due 2002 (the "Debentures"). Apache issued a press release, dated December 6, 1994, which is listed under Item 7 as Exhibit 99.1 and incorporated herein by reference.


        On January 4, 1995, Apache completed the issuance of $172.5 million of the Debentures, which are convertible at the option of the holder into Apache common stock at a conversion price of $30.68 per share. Net proceeds of $168.6 million will be used for general corporate purposes, including reduction of debt and to provide funds for recently-announced acquisitions. The Debentures have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements. In connection with the Debentures, Apache entered into a Fiscal Agency Agreement with Chemical Bank, as fiscal agent, which is listed under Item 7 as Exhibit 99.2 and incorporated herein by reference. Apache issued a press release, dated January 4, 1995, which is listed under Item 7 as Exhibit 99.3 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)     Exhibits

                 EXHIBIT          DOCUMENT
                 -------          --------


                  99.1* Press Release, dated December 6, 1994 (Apache Issues $150 Million Convertible Subordinated Debentures)



                  99.2* Fiscal Agency Agreement, dated as of January 4, 1995, between Apache and Chemical Bank, as Fiscal Agent.



                  99.3 Press release, dated January 4, 1995 (Apache Completes Purchase of Properties, Debenture Offering)



- --------------------
* Previously filed

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 2 on Form 8-K/A to be signed on its behalf by the undersigned thereunto duly authorized.


                                              APACHE CORPORATION



Date:  January 20, 1995                       /s/ Zurab S. Kobiashvili
                                              Zurab S. Kobiashvili
                                              Vice President, General Counsel
                                              and Secretary

                               INDEX TO EXHIBITS



                  99.1* Press Release, dated December 6, 1994 (Apache Issues $150 Million Convertible Subordinated Debentures)



                  99.2* Fiscal Agency Agreement, dated as of January 4, 1995, between Apache and Chemical Bank, as Fiscal Agent.



                  99.3 Press release, dated January 4, 1995 (Apache Completes Purchase of Properties, Debenture Offering)



- --------------------
* Previously filed